SUBORDINATED SECURED NON RESCOURSE PROMISSORY NOTE

$841,828	April 24, 2008

FOR VALUE RECEIVED, THE BLACKHAWK FUND, a Nevada corporation with an address of 1802 N. Carson Street, Suite 212, Carson City, Nevada 88701 (the “Borrower”), promise(s) to pay to the order of PALOMAR ENTERPRISES, INC., a Nevada corporation (together with any successor holder or holders of this Note, the “Lender”) at its office at 120 Birmingham Drive, Suite 120-C, Cardiff, CA 92007, or such other place as Lender may designate, the principal sum of EIGHT HUNDRED FORTY ONE THOUSAND EIGHT HUNDRED TWENTY EIGHT Dollars ($841,828), or so much thereof as shall be advanced hereunder, together with interest thereon, as hereinafter set forth.

The outstanding principal balance of this Note, together with any accrued interest and other charges as may be due hereunder, shall be paid on October 24, 2008 (the “Maturity Date”).

In the event that any payment due hereunder is not paid when due or upon a default under the deed of trust securing this Note (the “Deed of Trust”) or under any other instrument executed by Borrower in connection with the loan evidenced by this Note (together with this Note and the Deed of Trust, the “Loan Documents”) which default is not cured within the applicable grace period, if any, Lender, at its option, may declare immediately due and payable the entire outstanding balance of principal and interest, together with all other charges which Lender may be entitled.

The full amount of this Note is secured by the Deed of Trust, and is subject to all of the terms and provisions of the Deed of Trust. The Lender’s recovery against the undersigned for failure to pay any amount owing hereunder when due shall be limited solely to the property that is subject to the Deed of Trust. Lender agrees that neither Borrower nor any stockholders, officers, or directors of Borrower shall be personally liable or have any personal liability in any other respect for any amounts due hereunder or under the other Loan Documents, including, without limitation, for any deficiency which may arise upon a foreclosure of the Deed of Trust or the liquidation of other collateral given to secure this Note; provided that this provision shall not diminish in any way the powers of Lender to foreclose the Deed of Trust.

Any notice required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered on the earlier of (i) the date received, or (ii) the date of delivery, refusal, or non-delivery indicated on the return receipt, if deposited in a United States Postal Service depository, postage prepaid, sent registered or certified mail, return receipt requested, addressed to the party to receive the same at the address of such party set forth at the beginning of this Note, or at such other address as may be designated in a notice delivered or mailed as herein provided.

Lender agrees that the indebtedness evidenced by this Note is hereby expressly subordinated in right of payment to the prior payment in full of all the Company's Senior Indebtedness (as hereinafter defined). For purposes of this Note, “Senior Indebtedness” shall mean the principal of and unpaid interest on indebtedness relating to those certain properties set forth on Exhibit A attached hereto, including indebtedness owed to banks, insurance companies or other financial institutions regularly engaged in the business of lending money.

Lender agrees to pay all charges (including attorney’s fees) of Lender in connection with the collection and/or enforcement of this Note or any other Loan Document or in protecting or preserving the security for this Note, whether or not suit is brought against Borrower.

The failure of Lender at any time to exercise any option or right hereunder shall not constitute a waiver of Lender’s right to exercise such option or right at any other time.

Borrower and all endorsers and guarantors of this Note hereby jointly and severally waive presentment, demand, notice, protest and all other suretyship defenses generally and agree that (i) any renewal, extension or postponement of the time of payment or any other indulgence, (ii) any modification, supplement or alteration of any of the Borrower’s obligations undertaken in connection with this Note or any of the other Loan Documents, or (iii) any substitution, exchange or release of collateral or the addition or release of any person or entity primarily or secondarily liable, may be effected without notice to Borrower or any endorser or guarantor or Borrower’s obligations, and without releasing Borrower or such endorser or guarantor from any liability hereunder.

This Note shall be governed by, construed, and enforced in accordance with the laws of the State of California. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect. If the payment of any interest due hereunder would subject Lender to any penalty under applicable law, then the payments due hereunder shall be automatically reduced to what they would be at the highest rate authorized under applicable law.

This Note is secured by a deed of trust and assignment of rents of real estate located at San Diego County, California, and recorded with San Diego County.

This Note shall have the effect of an instrument under seal.

Witness:	Borrower:

THE BLACKHAWK FUND

/s/ Marc A. Indeglia	By: /s/ Steven Bonenberger
Marc A. Indeglia	Name: Steven Bonenberger
Title: Pres + CEO

Exhibit A

All that certain real property located in the County of San Diego, State of California described below:

A CONDOMINIUM COMPOSED OF:

PARCEL NO. 1:

UNIT NO. 117 AS SHOWN AND DESCRIBED IN THE CONDOMINIUM PLAN; TRAMONTO, PHASE 2 (“PLAN”), WHICH PLAN WAS RECORDED ON OCTOBER 7, 1996, AS INSTRUMENT NO. 1996-0508542, IN THE OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL NO. 2:

AN UNDIVIDED 1/28TH FEE SIMPLE INTEREST AS A TENANT IN COMMON IN AND TO ALL OF THE REAL PROPERTY COMPRISING THE COMMON AREA (AS DEFINED IN THE SUPPLEMENTAL DECLARATION REFERRED TO ABOVE AS DEPICTED ON THE PLAN) OF LOTS 8, 9, 10 AND 17 OF CARLSBAD TRACT 90-09 (A), AVIARA AREA 5, UNIT 2, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP FILED ON SEPTEMBER 16, 1996 AS MAP NO. 13360, IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDER.

PARCEL NO. 3:

NON-EXCLUSIVE EASEMENTS FOR ACCESS, INGRESS, EGRESS, USE, ENJOYMENT, DRAINAGE, ENCROACHMENT, SUPPORT, MAINTENANCE, REPAIRS, AND FOR OTHER PURPOSES, ALL AS DESCRIBED IN THE PROJECT DECLARATION AND SUPPLEMENTAL DECLARATION.

PARCEL NO. 4:

A NON-EXCLUSIVE EASEMENTS, IF APPLICABLE, FOR THE BENEFIT OF THE PRESENT AND FUTURE OWNERS OF PARCELS NO. 1 AND 2 ABOVE FOR ACCESS, MAINTENANCE AND DRAINAGE OVER, ON, ALONG AND ACROSS AN AREA OF THE ACCESS UNIT ADJACENT TO PARCEL NO. 1 AS SHOWN AND DELINEATED IN THE PROJECT DECLARATION AND THE SUPPLEMENTAL DECLARATION AND MORE FULLY DESCRIBED THEREIN.

Exhibit A (page 2)

PARCEL NO. 5:

A NON-EXCLUSIVE EASEMENT, IF APPLICABLE, FOR THE BENEFIT OF THE PRESENT AND FUTURE OWNERS OF PARCELS NO. 1 AND 2 ABOVE FOR INGRESS, EGRESS, AND DRIVEWAY PURPOSE OVER, ON, ALONG AND ACROSS AN AREA OF THE DRIVEWAY ACCESS EASEMENT AREA ADJACENT TO PARCEL NO. 1 AS SHOWN AND DELINEATED IN THE PROJECT DECLARATION AND THE SUPPLEMENTAL DECLARATION AND MORE FULLY DESCRIBED THEREIN.

EXCEPTING FROM PARCELS 1 THROUGH 5, ALL PREVIOUSLY UNRESERVED MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND ALL UNDERGROUND WATER IN OR UNDER OR WHICH MAY BE PRODUCED FOR SUCH LOT(S) WHICH UNDERLIES A PLANE PARALLEL TO AND 500 FEET BELOW THE PRESENT SURFACE OF SUCH LOT(S) FOR THE PURPOSE OF PROSPECTING FOR, THE EXPLORATION, DEVELOPMENT, PRODUCTION, EXTRACTION AND TAKING OF SUCH MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND WATER FROM SUCH LOT(S) BY MEANS OF MINES, WELLS, DERRICKS OR OTHER EQUIPMENT FROM SURFACE LOCATIONS ON ADJOINING OR NEIGHBORING LAND OR LYING OUTSIDE OF THE ABOVE-DESCRIBED LOT(S), IT BEING UNDERSTOOD THAT THE OWNER OF SUCH MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND WATER, AS SET FORTH ABOVE, SHALL HAVE NO RIGHT TO ENTER UPON THE SURFACE OR ANY PORTION THEREOF ABOVE SUCH PLANE PARELLEL TO AND 500 FEET BELOW THE PRESENT SURFACE OF SUCH LOT(S) FOR ANY PURPOSE WHATSOEVER.

Assessor’s Parcel No.: 215-770-14-20

B. Two parcels of property set forth below:

PARCEL 1:

THE NORTHEASTERLY 50 FEET OF LOT 12 IN BLOCK 2 OF STRAND TRACT ADDITION, IN THE CITY OF OCEANSIDE, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 936, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 8, 1904.

PARCEL 2:

AN EASEMENT FOR ROAD PURPOSES OVER THE WESTERLY 30 FEET OF THE EASTERLY 80 FEET OF LOTS 1 TO 12, INCLUSIVE, IN SAID BLOCK 2, TO BE USED JOINTLY BY GRANTOR AND GRANTEES HEREIN.

EXCEPTING FROM SAID LAND THAT PORTION THEREOF, IF ANY, HERETOFORE OR NOW LYING BELOW THE MEAN HIGH TIDE LINE OF THE PACIFIC OCEAN.

Assessor’s Parcel No.: 143-170-13-00